Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. AMENDMENT NO. 2 TO MASTER SERVICES AGREEMENT This Amendment No. 2 (“Amendment No. 2”), effective as of October 30, 2020 (the “Amendment Effective Date”), is to the Master Services Agreement, effective as of July 24, 2020, as amended (the “Agreement”), by and between AstraZeneca Pharmaceuticals LP, a Delaware limited partnership with offices at 1800 Concord Pike, Wilmington, Delaware 19803 (“AstraZeneca”) and Emergent Manufacturing Operations Baltimore, LLC a Delaware limited liability company, with an office at 5901 East Lombard Street Baltimore, Maryland 21224 (“Service Provider”). AstraZeneca and Service Provider are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement. RECITALS WHEREAS, Section 18.9 (Amendments and Modifications) of the Agreement provides that the Agreement may be amended by a written document signed by the Parties; WHEREAS, the Parties desire to amend the Agreement, in accordance with the terms set forth in this Amendment No. 2, to further extend the Option Deadline; NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows: 1. The Option Deadline set forth in Section 1.3.3 of the Agreement is hereby changed from [**] to [**]. 2. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provision thereof shall remain in full force and effect. This Amendment shall be deemed to be in full force and effect from the Amendment Effective Date. [Signatures Follow on a Separate Page]

2 IN WITNESS WHEREOF, each Party has executed this Amendment as of the Amendment Effective Date. AstraZeneca Pharmaceuticals LP By: /s/ Jarrett Palmer Name: Jarrett Palmer Title: Operations - BES Director Emergent Manufacturing Operations Baltimore, LLC By: /s/ Syed T Husain Name: Syed T Husain Title: SVP & CDMO BU Head